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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Nabors Industries Ltd. (the "Company") for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eugene
M. Isenberg, Chairman and Chief Executive Officer of the Company, and I, Bruce
P. Koch, Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ Eugene M. Isenberg
                                      ------------------------------------------
                                      Eugene M. Isenberg
                                      Chairman and Chief Executive Officer
                                      November 3, 2004


                                      /s/ Bruce P. Koch
                                      ------------------------------------------
                                      Bruce P. Koch
                                      Vice President and Chief Financial Officer
                                      November 3, 2004


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Nabors Industries Ltd. and will be retained by Nabors Industries Ltd. and will be furnished to the Securities and Exchange Commission or its staff upon request.